UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices and Zip Code)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2021 Annual Meeting of Stockholders of CIRCOR International, Inc. (the “Company”) held on May 25, 2021 (the “2021 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2019 Stock Option and Incentive Plan (the “2019 Plan”) to increase the number of shares available for issuance thereunder by 1,000,000 shares, which had previously been adopted by the Company’s Board of Directors subject to stockholder approval.

The description of the 2019 Plan, as amended, contained on pages 62 to 71 of the Company’s Proxy Statement for the 2021 Annual Meeting, filed with the Securities and Exchange Commission on April 13, 2021, is incorporated herein by reference. A complete copy of the 2019 Plan, as amended, is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The proposals before the Company’s stockholders at the 2021 Annual Meeting, and the final results of voting on such proposals, are as provided below:

Proposal 1: Election of Directors. The following persons were elected as Class I directors for one year term, such term to continue until the Annual Meeting of Stockholders to be held in 2022 and until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation or removal:

	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Scott Buckhout	16,577,681	1,650,692	3,350	922,019
Samuel R. Chapin	16,266,431	1,964,201	1,091	922,019
David F. Dietz	15,782,742	2,448,230	751	922,019
Tina M. Donikowski	16,507,658	1,723,314	751	922,019
Bruce Lisman	18,065,113	165,519	1,091	922,019
John (Andy) O'Donnell	16,149,925	2,081,047	751	922,019

Proposal 2: Ratification of the selection by the Audit Committee of the Company's Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2021. Stockholders ratified the selection as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
19,117,163	35,950	629	0

Proposal 3: Approval of the advisory resolution regarding the compensation of the Company’s named executive officers. Stockholders approved, on an advisory basis, the compensation of the named executive officers, as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
17,718,498	503,227	9,998	922,019
Proposal 4: Approval of an amendment to the 2019 Plan to increase the number of shares available for issuance thereunder by 1,000,000 shares. Stockholders approved the amendment to the 2019 Plan as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
10,105,426	6,731,241	1,395,056	922,019

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.        Description

99.1	2019 Stock Option and Incentive Plan, as amended, incorporated hereby by reference to Exhibit B to the Company's Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 13, 2021.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2021	CIRCOR INTERNATIONAL, INC.

/s/ Jessica W. Wenzell
By: Jessica W. Wenzell
Title: Senior Vice President, General Counsel & Corporate Secretary